                                                                 Exhibit 23.1



              Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-40240) pertaining to the Digex, Incorporated 401(k) Plan of Digex, Incorporated of our report dated June 19, 2001, with respect to the financial statements and schedule of the Digex, Incorporated 401(k) Plan included in this Annual Report (Form 11-K) for the period July 1, 2000 (inception) to December 31, 2000.

                                                 /s/ Ernst & Young LLP

McLean, Virginia
June 26, 2001


                                      15